UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2009

Mexoro Minerals Ltd.
 (Exact name of registrant as specified in its charter)

Colorado	000-23561	84-1431797
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Mountain View Center 12303 Airport Way, Suite 200 Broomfield, Colorado	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 614 426 5505

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On October 8, 2009, Mexoro Minerals Ltd. (the “Company”) paid the remaining outstanding balance of $221,047.37 to Paramount Gold and Silver Corp. (“Paramount”) under the First Amended and Restated Secured Convertible Debenture, dated March 17, 2009, issued by the Company to Paramount (the “Debenture”). Upon receipt of this payment from the Company, Paramount is obligated to release its security interests in the Company’s assets, including its security interests in the Company’s Sahuayacan, Guazapares and Encino Gordo properties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXORO MINERALS LTD.

Date: October 13, 2009	By:	/s/ Salil Dhaumya
Salil Dhaumya
Chief Financial Officer